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                                                                   EXHIBIT 10.27


                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     between
                           AMERICAN VANTAGE COMPANIES
                                       and
                                ANNA M. MORRISON


                  This Executive Employment Agreement (this "Agreement"), dated as of April 16, 2003 (the "Effective Date"), is by and between American Vantage Companies, a Nevada corporation (the "Corporation"), and Anna M. Morrison ("Executive").

                           WHEREAS, the Corporation desires to employ Executive as the Corporation's Chief Accounting Officer, upon the terms and conditions as set forth in this Agreement; and

                           WHEREAS, Executive desires to accept such employment with the Corporation upon such terms and conditions.


                  NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement and other good and valuable consideration, the receipt and adequacy is hereby acknowledged, the parties to this Agreement agree as set forth below.

1. Employment and Duties.

                  (a) The Corporation hereby employs Executive and Executive accepts the employment with the Corporation in the position of Chief Accounting Officer of the Corporation.

                  (b) As Chief Accounting Officer of the Corporation, Executive shall perform such duties and services, consistent with such positions, as may be assigned to Executive from time to time by the Board of Directors of the Corporation (the "Board") or the Board's designee, which designee, absent notice actually given Executive by the Board to the contrary, shall be the President and/or Chief Executive Officer of the Corporation.

                  (c) Executive covenants and agrees to perform faithfully and to the best of Executive's abilities such duties and other reasonable executive duties and responsibilities assigned to Executive from time to time by the Board or the Board's designee.


2. Term of Agreement.

                  (a) Subject to the terms and conditions set forth in this Agreement, the term of Executive's employment by the Corporation and this Agreement shall commence on the Effective Date and shall terminate on July 31, 2004 (the "Initial Term").

                  (b) The term of employment of Executive and this Agreement, as set forth in paragraph 2(a) of this Agreement, shall automatically be extended, without any further action by the Corporation or Executive, for successive one year periods (each, an "Option Term" and, collectively with the Initial Term, the "Term of this Agreement"), on the same terms and conditions as set forth in this Agreement. If either party shall desire to terminate Executive's employment by the Corporation or this Agreement at the end of the Initial Term or any Option Term, such party shall give written notice of such desire to the other party at least 60 days prior to the expiration of the Initial Term or such Option Term, as the case may be. At the expiration of the Initial Term or then existing Option Term, as the case may be, the Corporation shall have no further obligation to Executive, and Executive shall have no further obligation to Corporation, except with respect to (i) Executive's obligations to the
Corporation pursuant to sections 7, 8, 9 and 10 of this Agreement, (ii) the Corporation's obligations to Executive pursuant to section 5 of this Agreement and (iii) any other obligations the Corporation may have to Executive and/or Executive may have to the Corporation under applicable law governing the relationship of an employer to an employee and/or an employee to an employer upon and following termination of such relationship.


3. Time to be Devoted to Employment.


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                  (a)  Executive   agrees  to  devote   Executive's  full  time,
attention, efforts, loyalties and energies to the business and affairs of the Corporation. Notwithstanding the immediately preceding sentence, Executive shall be permitted to devote a reasonable amount of time, attention and energies to reasonable community activities and public affairs, provided such engagement shall not in any way conflict with the business of any of the Companies (as such term is defined in section 4 of this Agreement).

                  (b) Executive shall be entitled to the number of paid vacation and personal days in each calendar year as determined by the Board for its executive officers, but in no event less than twenty work days per calendar year (prorated for any period during the Term of this Agreement which is less than a full calendar year). Executive shall not be permitted to use more than ten work days of vacation or personal days consecutively without the written approval of the Board or the Board's designee.


4. Restriction on Other Employment; Relationship of Corporation to Parent and the Companies.

                  (a) During the term of employment and Term of this Agreement, Executive agrees that, without the prior approval of the Board, Executive shall not accept a membership on or otherwise become a member of a board of directors, act as an officer, employee or consultant or engage in any other business activity, whether or not such other business is a similar or competing business with the Corporation or any subsidiary (each, a "Subsidiary") or parent
("Parent" and, as a whole with the Corporation and Subsidiaries, the "Companies"), whether presently existing or hereafter created or acquired, that would in any way conflict with the business of any of the Companies or the time required by Executive to perform Executive's duties to the Corporation. It is expressly acknowledged by the Corporation that Executive is President of the International Willow Collectors, a not-for-profit organization, and the Corporation agrees to permit Executive to continue in such capacity, provided that such entity does not enter a business which is similar or competing with any of the Companies or the time which Executive is required to devote to such entity would conflict with the time required by Executive to perform Executives' duties to the Companies.


                  (b) It is expressly understood that the Corporation may require Executive to devote Executive's efforts and be assigned duties relating to the operations of any or all of the Companies, without further compensation from the Corporation or any of the Companies. It is understood and agreed that Executive will hold the same offices with all of the Companies as Executive shall hold under this Agreement, unless the Board, in the Board's sole discretion, shall determine otherwise.


5. Compensation; Reimbursement.

                  (a) Commencing as of the Effective Date, the Corporation shall pay to Executive an annual base salary (the "Base Salary") of $135,000, payable in equal bi-weekly installments or in the manner and on the timetable which the Corporation's payroll is customarily handled or at such intervals as the Corporation and Executive may hereafter agree to from time to time. Commencing on August 1, 2004 and on each anniversary thereafter during the Term of this Agreement (each, a "Base Salary Adjustment Date"), the Base Salary shall be subject to a cost of living adjustment equal to the Base Salary as in effect on such Base Salary Adjustment Date multiplied by a fraction, the numerator of which shall be the Consumer Price Index for all Urban Areas (All Employees) as published by the Bureau of Labor Statistics of the United States Department of Labor (the "COLA Index") in effect on such Base Salary Adjustment Date and the denominator of which shall be the COLA Index in effect on the later of the (i) Effective Date or (ii) immediately preceding Base Salary Adjustment Date. In any year in which the COLA Index is not available, the Board shall, in the Board's reasonable discretion, find and use a similar governmental publication or similar criteria for the COLA Index to be used for the numerator for the purposes of this paragraph 5(a) and shall, retroactively, establish the COLA Index to be used for the denominator for the purposes of this paragraph 5(a) using such similar publication or criteria. Executive's Base Salary may, but is not required to, be increased from time to time, based upon Executive's performance and other relevant factors, as the Board may deem appropriate, without affecting any other provisions of this Agreement. Once so increased in accordance with the immediately preceding sentence, the Base Salary may not be thereafter decreased without the prior written consent of Executive.


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                  (b) In addition to receiving  the Base Salary  provided for in paragraph 5(a) of this Agreement, during the Term of this Agreement, Employee shall be entitled to receive such fringe benefits, including, but not limited to, participation in any Corporation-sponsored retirement plan, profit sharing plan, savings plan, stock option or ownership plan and medical/health and disability insurance benefits, as are made available from time to time to other executive officers of the Corporation or any of the Companies. Whether or not available to others, Executive shall specifically be entitled to medical/health insurance coverage, paid for by the Corporation, provided that Executive shall qualify for such coverage.

                  (c) In addition to receiving the Base Salary provided for in paragraph 5(a) of this Agreement and the fringe benefits provided for in paragraph 5(b) of this Agreement, the Corporation shall use its best efforts to obtain and maintain for the Term of this Agreement term life insurance on the life of Executive in the amount of $250,000, which shall be payable to Executive's designee(s), provided, in all events that Executive shall qualify for such insurance and cooperate in obtaining and maintaining such insurance. Executive shall have the right to change Executive's designee(s), at Executive's sole discretion, subject to the provisions of the applicable insurance policy. The entire premium expense for such life insurance shall be paid by the Corporation.

                  (d)  The  Corporation   shall  reimburse  the  Executive,   in
accordance with the practice followed from time to time for other executive officers of the Corporation, for all reasonable and necessary business and traveling expenses and other disbursements incurred by Executive for or on behalf of the Corporation in the performance of Executive's duties under this Agreement upon presentation by the Executive to the Corporation of an appropriate detailed accounting of such expenses and disbursements.

                  (e) In addition to receiving the compensation set forth in pargaraphs 5(a) and 5(b) of this Agreement, effective as of the Effective Date, the Corporation shall grant to Executive an option to purchase 50,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Corporation, evidenced by an option agreement substantially in the form annexed to this Agreement as Exhibit 5(e).

                  (f) If requested by the Board, Executive shall use Executive's best efforts to obtain and maintain for the Term of this Agreement "key man" term life insurance on the life of Executive in an amount determined by the Board, which amount shall be payable to the Corporation as beneficiary. The entire premium expense for such life insurance shall be paid by the Corporation.


6. Termination of Employment.

                  (a)  Executive's   employment  by  the  Corporation  and  this
Agreement shall terminate in the event of the death of Executive.

                  (b) The Corporation may terminate this Agreement and Executive's employment for cause, and, in such an event, the Corporation shall only be obligated to pay Executive the Base Salary through the date of such termination. Prior to any termination pursuant to this paragraph 6(b), the Corporation must give Executive reasonable written notice and adequate opportunity to respond to the reasons for such termination or, where applicable, cure. For purposes of this paragraph 6(b), "cause" shall mean that the Board has made a reasonable determination that Executive has:

                           (i) committed a fraud against any of the Companies,

                           (ii) misappropriated or done material, intentional damage to the property of any of the Companies,

                           (iii) been convicted of a felony involving personal dishonesty, moral turpitude, or willfully violent conduct,

                           (iv)  engaged  in  gross  business  misconduct,

                           (v) engaged in gross malfeasance of Executive's duties,

                           (vi)  materially   breached  any  provision  of  this
         Agreement, or


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                           (vii) failed, on account of a medical disability,  to
         substantially perform Executive's duties of employment for a period of 90 consecutive calendar days and the finding by the Board, in the exercise of the Board's reasonable discretion, that Executive will not be able to substantially perform Executive's duties for the shorter of
         (A) at least a period of an additional 90 calendar days during the Term of this Agreement or (B) for the remainder of the Term of this Agreement.

                  (c) If, for any reason, Executive's employment is terminated under paragraph 6(a) or clause (vii) of paragraph 6(b) of this Agreement, any compensation payable under section 5 of this Agreement which shall have been earned but not yet paid shall be paid by the Corporation to Executive or Executive's estate, guardian or custodian, as the case may be.

                  (d) If, for any reason, Executive's employment is terminated by the Corporation prior to the last day of the Term of this Agreement without cause and other than for any of the reasons set forth in paragraph 6(a) of this Agreement, or if there is a "change in control" and Executive shall have terminated Executive's employment with the Corporation within six months of such change in control, Executive shall be entitled to a severance payment equal to 35% of Executive's Base Salary as in effect on the date of such termination, payable over a period equal in length to the period in which Executive would have received Executive's Base Salary equal to the aggregate severance payment had Executive remained in the employ of the Corporation pursuant to this Agreement. Such severance payments shall commence with the first pay period immediately following the date of such termination. Notwithstanding anything to the contrary contained in this Agreement, commencing on August 1, 2004 and on each anniversary of such date during the Term of this Agreement, the percentage of Executive's Base Salary to serve as the basis for determining Executive's severance payment pursuant to this paragraph 6(d) shall increase by 5%, subject to a maximum equal to 100% of Executive's Base Salary.

                  (e) If there is a "change in control" of the Corporation and Executive shall have terminated Executive's employment with the Corporation within one year of such change in control, Executive shall be entitled to a severance payment equal to 100% of Executive's Base Salary as in effect on the date of such termination, payable over a period equal in length to the period in which Executive would have received Executive's Base Salary equal to the aggregate severance payment had Executive remained in the employ of the Corporation pursuant to this Agreement. Such severance payment shall commence with the first pay period immediately following the date of such termination.

                       (f) For the purposes of paragraph 6(e) of this Agreement, a "change in control shall be deemed to occur when and only when any of the following events first occurs:

                           (i) any person who is not currently a stockholder of the Company becomes the beneficial owner, directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) any merger (other than a merger where the Corporation is the survivor and there is no accompanying change in control under clauses (i) of this paragraph 6(f), consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

                  For purposes of this paragraph 6(f), the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Securities Exchange Act, and in the regulations promulgated thereunder and the term "incumbent board" shall mean (x) the members of the Board on the Effective Date, to the extent that they continue to serve as members of the Board, and (y) any individual who becomes a member of the Board after the Effective Date, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then incumbent board.


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7. Disclosure of Information.

                  Executive  agrees that  Executive will not, at any time during or after the Term of this Agreement, disclose, reproduce, assign or transfer to any person, firm, corporation or other business entity, except as required by law, any non-public information concerning the business, clients, affairs, business plans, strategies, compounds, formulations, methods, devices, apparatus, preparations, results from ongoing investigations by others, and present and future plans of the Corporation, any subsidiary or affiliate thereof or any company formed or funded by the Corporation ("Confidential Information") for any reason or purpose whatsoever, without the Corporation's written consent; nor shall Executive make use of any of such Confidential Information for Executive's own purpose or for the benefit of any person, firm, corporation or other business entity, except the Corporation or any subsidiary or affiliate thereof.


8. Restrictive Covenants.

                  (a) Executive hereby acknowledges and recognizes that during the term of employment by the Corporation, Executive will be privy to trade secrets and confidential proprietary information critical to the Corporation's business and Executive further acknowledges and recognizes that the Corporation would find it extremely difficult or impossible to replace Executive and, accordingly, Executive agrees that, in consideration of the premises contained herein and, the consideration to be received by the Executive hereunder, Executive will not, from the date hereof through the end of the Term of this Agreement and for a six-month period thereafter, (i) directly or indirectly engage in, represent in any way, or be connected with, any business or activity (such business or activity being hereinafter called a "Competing Business"), in competition with the Corporation or any Subsidiary in any location throughout the United States of America (the "Restricted Territory"), at the time of Executive's termination of employment with the Corporation, whether such engagement shall be as an officer, director, owner, employee, partner, affiliate or other participant in any Competing Business, (ii) assist others in engaging in any Competing Business in the manner described in the foregoing clause (i) of this paragraph 8(a), (iii) induce other employees of any of the Companies to terminate such employee's employment with any of the Companies, or engage in any Competing Business and (iv) induce customers of any of the Companies to terminate such customer's relationship with any of the Companies, or to purchase the goods and services previously supplied by any of the Companies to such customer from any Competing Business. In the event that termination of Executive is without cause under paragraph 6(b) of this Agreement, the restrictions specified above shall be applicable for the Restricted Territory and for the period of time Executive continues to receive compensation from the Corporation pursuant to this Agreement, but in no event for less than six months from the date of such termination without cause.

                  (b) Executive understands that the restrictions contained in paragraph 8(a) of this Agreement may limit Executive's ability to earn a livelihood in a business similar to the businesses of any of the Companies, but Executive nevertheless believes that Executive will receive sufficient consideration under this Agreement and as an employee of the Corporation and as otherwise provided in this Agreement clearly to justify such restrictions which, in any event (given Executive's education, skills and ability), Executive does not believe would prevent Executive from earning a living.

                  (c) Executive represents and warrants that:

                           (i) Executive is familiar with the covenants not to compete as set forth in paragraph 8(a) of this Agreement;

                           (ii) Executive has had the opportunity to discuss the provisions of the covenants as set forth this section 8 with Executive's personal attorney and has concluded that such provisions (including, without limitation, the right of equitable relief and the length of time provided for herein) are fair, reasonable and just under the circumstances;

                           (iii) Executive is fully aware of the obligations, limitations and liabilities included in the covenants as set forth in paragraph 8(a) of this Agreement;


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                           (iv) the scope of activities  covered as set forth in
         paragraph 8(a) of this Agreement is substantially similar to those activities to be performed by Executive pursuant to this Agreement;

                           (v) the duration of covenants as set forth in paragraph 8(a) of this Agreement have been agreed upon as a reasonable restriction, giving consideration to the following factors: (A) Executive and the Corporation reasonably anticipate that this
         Agreement, although terminable in accordance with section 6 of this Agreement or otherwise, may continue in effect for sufficient duration to allow Executive to attain superior bargaining strength and an ability for unfair competition with respect to the customers of the Companies and (B) the duration of the covenants as set forth in paragraph 8(a) of this Agreement is a reasonably necessary period to allow the Companies to restore the Companies' position of equivalent bargaining strength and fair competition with respect to such customers;

                           (vi) the geographical territory covered hereby has been agreed upon as a reasonable geographical restriction; and

                           (vii) the Corporation is relying upon the representations, warranties and covenants of Executive contained in this section 8 in entering into this Agreement and, without such representations, warranties and covenants, the Corporation would not enter into this Agreement.

9. Corporation's Right to Inventions and Work Product.

                  Executive shall promptly disclose, grant and assign to the Corporation for the Corporation's sole use and benefit any and all inventions, improvements, technical information and suggestions relating in any way to the business of any of the Companies, which Executive may develop or acquire during the term of employment with the Corporation (whether or not during normal working hours), together with all patent applications, letters, patents, copyrights and reissues thereof that may at any time be granted for or upon any such invention, improvement or technical information. In connection therewith:

                           (a) Executive shall, without charge but at the expense of the Corporation, promptly at all times hereafter execute and deliver to the Corporation and/or the Companies such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Corporation to vest title to any such inventions, improvements, technical information, patent applications, patents, copyrights or reissues thereof in the Corporation and/or the Companies and to enable the Corporation and/or the Companies to obtain and maintain the entire right and title thereto throughout the world; and

                           (b) Executive shall render to the Corporation and/or the Companies at the Corporation's and/or the Companies' expense (including a reasonable payment for the time involved in case Executive is not then in the Corporation's employ) all such assistance as the Corporation and/or the Companies may require in the prosecution of applications for said patents or copyrights or reissues thereof, in the prosecution or defense of interferences which may be declared involving any of said applications, patents or copyrights and in any litigation in which the Corporation and/or the Companies may be involved relating to any such patents, inventions, improvements or technical information.


10. Enforcement.

                  It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly in this agreement.

11. Representations, Warranties, and Covenants of the Executive.

                  Executive hereby represents, warrants and covenants to the Corporation that Executive has the capacity to enter into this Agreement, and the execution, delivery and performance of this Agreement and compliance with the provisions hereof by Executive will not conflict with or result in any breach of any of the terms, conditions, covenants or provisions of, or constitute a default under, any note, mortgage, agreement, contract or instrument to which Executive is a party or which Executive may be bound or affected.


12. Remedies; Survival.

                  (a) Executive acknowledges and understands that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement would cause the Corporation and/or the Companies irreparable harm. In the event of a breach or threatened breach by the Executive of any of the provisions of sections 7, 8 and 9 of this Agreement, the Corporation and/or any of the Companies shall be entitled to an injunction restraining Executive from such breach. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other remedies available for any breach or threatened breach of this Agreement.

                  (b) Notwithstanding anything contained in this Agreement to the contrary, the provisions of sections 7, 8 and 9 of this Agreement shall survive the expiration or other termination of this Agreement until, by their terms, such provisions are no longer operative.


13. Notices.

                  All requests, demands, notices and other communications required or otherwise given under this Agreement shall be sufficiently given if
(a) delivered by hand against written receipt therefor, (b) forwarded by overnight courier or (c) mailed by registered or certified mail, postage prepaid, addressed as follows:

         If to the Corporation, to:     American Vantage Companies
                                        P.O. Box 81920
                                        Las Vegas, Nevada  89180
                                        Attention: President

                  with a copy to:       Jack Becker, Esq.
                                        Snow Becker Krauss P.C.
                                        605 Third Avenue - 25th Floor
                                        New York, New York  10158-0125

             If to Executive, to:       Anna M. Morrison
                                        5516 Boulder Highway - Unit 2F
                                        PMB #257
                                        Las Vegas, Nevada 89122

                with a copy to:

or, in the case of any of the parties hereto, at such other address as such party shall have furnished in writing, in accordance with this section 13, to the other party hereto. Each such request, demand, notice or other communication shall be deemed given (a) on the date of delivery by hand, (b) on the first business day following the date of delivery to an overnight courier or (c) three business days following mailing by registered or certified mail.

14. Indemnification.

                  The Corporation agrees to indemnify Executive and hold Executive harmless against any and all losses, claims, damages, liabilities and costs (and all actions in respect thereof and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs of investigating, preparing or defending any such action or claim, whether or not in connection with litigation in which Executive is a party, as and when incurred, directly or indirectly caused by, relating to, based upon or arising out of any work performed by Executive in connection with this Agreement to the full extent permitted by the Nevada General Corporation Law and by the Certificate of Incorporation and Bylaws of the Corporation, as may be amended from time to time.

                  The indemnification provision of this section 14 shall be in addition to any liability which the Corporation may otherwise have to Executive.

                  If any action, proceeding or investigation is commenced as to which Executive proposes to demand such indemnification, Executive shall notify the Corporation with reasonable promptness. The Corporation shall have the right to retain counsel of the Corporation's own choice to represent Executive in such action, proceeding or investigation, which counsel may be, subject to such counsel's professional responsibilities, counsel to the Corporation. In the event that a conflict exists between the interests of Executive and interests of the Corporation with respect to such action, proceeding or investigation, separate counsel for Executive shall be retained. In either event, the Corporation shall pay all reasonable fees and expenses of such counsel(s) and such counsel(s) shall, to the fullest extent consistent with such counsel's professional responsibilities, cooperate with the Corporation and any other counsel designated by the Corporation. The Corporation shall be liable for any settlement of any claim against Executive made with the Corporation's written consent, which consent shall not be unreasonably withheld, to the fullest extent permitted by the Nevada General Corporation Law and the Certificate of Incorporation and Bylaws of the Corporation, as may be amended from time to time.


15. Prior Agreements/Oral Modification.

                  This Agreement supersedes all prior agreements and constitutes the entire agreement and understanding between parties. This Agreement may not be amended, modified in any manner or terminated orally; and no amendment, modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties against whom the same is sought to be enforced; provided, however, that Executive's compensation may be increased at any time by the Corporation without in any way affecting any of the other terms and conditions of this Agreement which in all other respects shall remain in full force and effect.


16. Attorney's Fees.

                  In the event of any litigation between the parties to this Agreement, or any of them, concerning this Agreement, the prevailing party shall be entitled to recover the prevailing party's reasonable attorney's fees, including, but not limited to, the prevailing party's reasonable attorney's fees for services rendered on appeal, as determined by a court of competent jurisdiction.


17. Binding Agreement; Benefit.

                  The provisions of this Agreement will be binding upon, and will inure to the benefit of, the respective heirs, legal representatives and successors of the parties hereto.

18. Governing Law.

                  This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of Nevada.


19. Arbitration.

                  (a) Any dispute arising between the parties to this Agreement, including,  but not limited to, those  pertaining  to the  formation,  validity, interpretation, effect or alleged breach of this Agreement ("Arbitrable Dispute") will be submitted to arbitration in Las Vegas, Nevada, before an experienced employment arbitrator and selected in accordance with the rules of the American Arbitration Association labor tribunal. Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with presenting their claim. Other costs of the arbitration, including the fees of the arbitrator, cost of any record or transcript of the arbitration, administrative fees, and other fees and costs shall be borne equally by the parties to this Agreement.

                  (b) Should any party to this Agreement hereafter institute any legal action or administrative proceedings against another party with respect to any claim waived by this Agreement or pursue any other Arbitrable Dispute by any method other than said arbitration, the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorney's fees incurred as a result of such action.


20. Proper Construction.

                  (a) The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties.

                  (b) As used in this Agreement, the term "or" shall be deemed to include the term "and/or" and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires.


21. Waiver of Breach.

                  The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.


22. Entire Agreement; Amendments.

                  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings among the parties with respect thereto. This Agreement may be amended only by an agreement in writing signed by the parties hereto.


23. Headings.

                  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

24. Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


25. Assignment.

                  This Agreement is personal in its nature and the parties hereto shall not, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that the provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Corporation whether by merger, consolidation, transfer of all or substantially all assets, or otherwise.


26. Counterparts.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                               CORPORATION:

                               American Vantage Companies


                               By: /s/ Ronald J. Tassinari
                                   -------------------------------------
                                   Ronald J. Tassinari
                                   President and Chief Executive Officer

                               EXECUTIVE:



                               /s/ Anna M. Morrison
                               -----------------------------------------
                               Anna M. Morrison